EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Shares, par value $0.01, of Freescale Semiconductor Holdings I, Ltd., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated   February 14, 2012

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its General Partner

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A L.P.

By: Blackstone Management Associates (Cayman) V L.P., its General Partner

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP (CAYMAN) V-S L.P.

By: Blackstone Management Associates (Cayman) V L.P., its General Partner

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-SMD L.P.

By: Blackstone Family GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V L.P.

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V L.P.

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) V L.P

By: BCP V GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP V GP L.L.C

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE LR ASSOCIATES (CAYMAN) V LTD.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE FAMILY GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.

By: Blackstone Holdings III GP L.P., its General Partner

By: Blackstone Holdings III GP Management L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.

By: Blackstone Holdings III GP Management L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman